EXHIBIT 10(b)


                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
Citicorp Life Insurance Company:

We consent to the use of our reports included herein and to the reference of our firm under the headings "Experts" and "Financial Statements" in the Statement of Additional Information filed as part of Post Effective Amendment No. 8 to the registration statement on Form N-4 for Citicorp Life Variable Annuity Separate Account (File No. 33-81626).

Our report dated April 23, 1998, covering the financial statements of Citicorp Life Insurance Company, contains an explanatory paragraph which states that the financial statements are presented in conformity with accounting practices prescribed or permitted by the State of Arizona Department of Insurance. These practices differ in some respects from generally accepted accounting principles. The financial statements do not include any adjustments that might result from the differences.


                                             /s/ KPMG Peat Marwick LLP




Chicago, Illinois
April 27, 1998